UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2025

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Tower Place, Suite 2000
South San Francisco, California 94080
(Address of principal executive offices and zip code)

(650) 266-6000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2025, Standard BioTools Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Illumina, Inc., a Delaware corporation (“Purchaser”). Pursuant to the terms of the Purchase Agreement, Purchaser will acquire all of the equity interests of SomaLogic, Inc., Sengenics Corporation LLC and Sengenics Corporation Pte Ltd (such equity interests, collectively, the “Shares”), each a wholly owned subsidiary of the Company that operates the Company’s aptamer-based and functional proteomics business, including KREX, Single SOMAmer, translational and diagnostic assays (the “Business”) (such transaction, the “Transaction”). The Transaction does not include the Company’s mass cytometry and microfluidics businesses, which are being retained by the Company.

Purchaser has agreed to acquire the Shares for aggregate cash consideration of up to $425 million, comprising (i) an upfront payment of $350 million in cash, payable at the closing of the Transaction, subject to adjustment as set forth in the Purchase Agreement, and (ii) up to $75 million in earnout payments, payable upon the achievement of specified targets for net revenue generated from SomaScan assay services or any other SOMAmer-based assay services and sales of SOMAmer-based array kits and SOMAmer-based next-generation sequencing library preparation kits in fiscal years 2025 and 2026.

In addition, the Purchase Agreement contemplates that, at the closing of the Transaction, as additional consideration, the Company and Purchaser will enter into (i) a royalty agreement, pursuant to which the Company will be entitled to a specified royalty stream on net revenues generated from sales of SOMAmer-based next-generation sequencing library preparation kits, (ii) a license agreement, pursuant to which Purchaser will provide a specified license to the Company for the intellectual property relating to Single SOMAmers for potential development and commercialization of Single SOMAmer reagents for use in singleplex affinity assays and (iii) a royalty agreement, pursuant to which the Company will be entitled to a specified royalty stream on net revenues generated from sales of Single SOMAmers.

The Purchase Agreement also contemplates that the parties will enter into a transition services agreement, pursuant to which the Company will provide certain services to Purchaser on a transitional basis and for a specified period following the closing of the Transaction in connection with Purchaser’s operation of the Business.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties. The consummation of the Transaction is subject to customary closing conditions, including, among others, the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company expects the Transaction to close in the first half of 2026.

The Purchase Agreement also includes customary termination provisions, including, among others, the ability of the Company or Purchaser to terminate the Purchase Agreement if the Transaction has not been consummated on or before March 23, 2026, subject to up to three automatic three-month extensions under certain circumstances. If the Purchase Agreement is terminated under specified circumstances, Purchaser will be required to pay the Company a reverse termination fee in cash equal to $14.5 million.

The Purchase Agreement is not intended to provide any other factual information about the Transaction. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 23, 2025, the Company issued a press release, announcing the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and Exhibit 99.1 hereto are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance, including with respect to future revenue; operational and strategic plans; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits and synergies of prior and potential future acquisitions, including the potential for such transactions to drive long-term profitable growth. All statements, other than statements of historical fact, may be forward-looking statements. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “should,” “likely,” “will” and other words and terms of similar meaning.

Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to: risks that the closing conditions for the proposed transaction will not be satisfied, including the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks of stockholder litigation relating to the proposed transaction, including resulting expense or delay; the possibility that the proposed transaction will not be completed on the expected timeframe or at all; potential adverse effects to our business during the pendency of the proposed transaction, such as employee departures or distraction of management from business operations; the potential that the expected benefits and opportunities of the proposed transaction, if completed, may not be realized or may take longer to realize than expected; risks that the anticipated benefits and synergies of prior and potential future acquisitions and the integration of any such businesses, including the potential for such transactions to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from such transactions; possible integration, restructuring and transition-related disruption resulting from such transactions, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; integration and restructuring activities, including customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; anticipated NIH funding pressures; the expected effect from U.S. export controls and the expected impact from tariffs; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition.

For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the SEC on March 11, 2025 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1+*	Stock Purchase Agreement, dated as of June 22, 2025, by and between Standard BioTools Inc., and Illumina, Inc.
99.1	Press Release, dated as of June 23, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material and (ii) are the type of information the Registrant customarily and actually treats as private or confidential.
*	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2025

STANDARD BIOTOOLS INC.

By:	/s/ Alex Kim
Name:	Alex Kim
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)